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                                                               EX-99.B(d)(2)(ix)

                                   Appendix A

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                                Funds Trust Funds

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                           Large Cap Appreciation Fund

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Approved by Board of Trustees:  May 8, 2001.

Most Recent Annual Approval:  August 6, 2002.